UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2018

POTLATCHDELTIC CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 W. First Avenue, Suite 1600 Spokane, WA		99201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (509) 835-1500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01Regulation FD Disclosure

On August 30, 2018, PotlatchDeltic Corporation (the “Company”) announced that its board of directors approved a special dividend on the Company’s common stock of approximately $222 million, or $3.54 per share based upon the number of shares currently outstanding.  The special dividend amount equals the Company’s determination of the accumulated earnings and profits of Deltic Timber Corporation as of February 20, 2018, the date Deltic merged into a wholly-owned subsidiary of the Company and must be distributed by the Company prior to year-end in order to maintain the Company’s qualification as a real estate investment trust (“REIT”) for U.S. federal income tax purposes.  The special dividend is payable on November 15, 2018, to stockholders of record on September 27, 2018.

As previously disclosed, prior to the election deadline of 5:00 p.m. Eastern Time on November 9, 2018, stockholders will have the option to elect to receive their special dividend in all cash or all stock, however the aggregate amount of cash to be distributed will not exceed 20% or $44.4 million, with the balance of the special dividend payable in the form of common stock.

On October 12, 2018, Computershare, acting as the Company’s election agent, mailed election forms to the stockholders of record on September 27, 2018. The election forms include information regarding the special dividend. A copy of this information regarding the special dividend is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished pursuant to Item 7.01. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filings.

Item 9.01Financial Statements and Exhibits

(d) Exhibits. The following exhibit is filed herewith:

Exhibit NumberDescription

99.1Special Dividend Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 12, 2018

POTLATCHDELTIC CORPORATION

By:	/s/ Lorrie D. Scott
Lorrie D. Scott
Vice President, General Counsel and Corporate Secretary

Exhibit Number	Description
99.1	Special Dividend Information